Exhibit 10.1


               Mailing Address: P.O. Box 220, Knoxville, TN 37901
               Physical Address: 620 Market Street, Knoxville, TN 37902
               Toll Free (888) 810-3538 Local (865) 523-2120 Fax (800) 970-3755

April 20, 2004

DEBTOR: Nationwide Housing Systems, LP

Dear Mr. Reynolds:

We are pleased to offer you floor planning for your manufactured housing inventory. The Terms Schedule has been attached and outlines the program that we have set-up for you.

THIS IS A CONDITIONAL APPROVAL AND THE FOLLOWING ITEMS LISTED ON THE ATTACHED CONDITION LIST ARE STILL NEEDED BEFORE WE CAN GIVE FINAL APPROVAL FOR FLOOR
PLANNING. THE CONDITIONAL APPROVAL WILL EXPIRE 60 DAYS FROM THE DATE OF THIS LETTER OR AS AGREED BY THE PARTIES IN WRITING. (WE HAVE ENCLOSED A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE)

As we begin our relationship, please make a note of the following:

     - MONTHLY BILLING STATEMENTS - You will be receiving our monthly billing statements by the 1st week of every month. THE CHARGES ON THE
                                                             -------------------
          STATEMENT  ARE  DUE  UPON  RECEIPT  AND  ARE  PAST  DUE ON THE 25TH OF
          ----------------------------------------------------------------------
          THE MONTH.  LATE  FEES  WILL  BE  ASSESSED  ON  THE  PAST DUE AMOUNTS.
          ----------------------------------------------------------------------
          Delinquent interest charges will result in denial of additional floor plan requests until the funds are received. (A late fee will be assessed on all charges not received by VMF prior to the 25th of each month-see Section 7.7 of the Inventory Security Agreement and Power of Attorney).

     - CURTAILMENTS/MATURITIES - Curtailments and maturities are to be paid when billed. Curtailments and maturities are your responsibility. Past due curtailments/maturities will result in denial of additional floor plan requests or default proceedings until the matter is resolved.

     -    UNIT  FUNDING  - Funding for sold units must be received by VMF, prior
                                                                           -----
          to the customer occupying the unit. Occupied units that have not been paid for are considered "sold out of trust" and are grounds for immediate default proceedings.

     - UNIT LOCATIONS - Units are to be kept specifically at the location outlined in the Inventory Security Agreement and Power of Attorney. If you wish to store or place for sale inventory floored through VMF at any other locations, written permission must be obtained from VMF. If approved, appropriate documentation of the location will be forwarded to you. Once the documents are received inventory can be moved. Note that


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          units  shall not be permanently affixed to land or made into an office unit  without  prior  written  consent  and  documentation  from  VMF.

     - CHANGE IN ENTITY - Section 9 of the Inventory Security Agreement and Power of Attorney ("Agreement") addresses the issue of change in dealership entity, name, location, form of business organization, ownership and additional business addresses. Any change in these areas must be reported to VMF immediately. A change in business entity or name will require now documents to be signed in order for us to continue the Agreement. A change in business organization or ownership will require a review of the file and new documents in order to continue the Agreement. A change in address, or the addition of an additional location, will require additional documents in order for us to allow the financed product be located at the premises. Any infringement of the Agreement may result in denial of additional floor plan requests until the matter is resolved, or in extreme cases, default proceedings,

We look forward to financing your inventory. Once your account is officially set-up in our computer system, I will forward your file to Michelle Cook. She will be responsible for the daily maintenance of your account and can be reached at (865) 380-3000 ext. 5695.

We look forward to a long and mutually beneficial relationship, If you have any questions on these documents or on our inventory finance program you may reach me at (865) 253-2120 ext. 2160.

Sincerely,

Donna  Eggers
21st  Mortgage.


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                          INVENTORY SECURITY AGREEMENT
                              AND POWER OF ATTORNEY


TO: 21st MORTGAGE CORPORATION ("Secured Party"), which has its principal place of business at 620 Market Street, Suite 100, Knoxville, Tennessee 37902, as of the date set forth in the final paragraph of this Agreement.

The undersigned entity or person ("Debtor") intends to engage in the business of buying, selling and generally dealing in goods of various types of retail and, from time to time, may desire Secured Party to finance the acquisition of such goods from manufacturers or other suppliers acceptable to Secured Party.

Therefore,  the  parties  agree  as  follows:

1. DEFINITION OF COLLATERAL. The term "Collateral" as used herein, shall have the same meaning as the following terms, as those definitions under applicable law may be amended from time to time:

1.1 INVENTORY. All Inventory or goods of whatever description held for sale, rent or lease by Debtor, now or hereafter owned, or now or hereafter in the possession, custody or control of Debtor, wherever located, together with all attachments, accessories, additions and substitutions, including all returns and repossessions (hereinafter called "Inventory").

1.2 OTHER ITEMS. All of Debtor's rights to any (a) accounts including but not limited to, rebates, discounts, credits, factory holdbacks and incentive payments which may become due to Debtor by the manufacturer or distributor with respect to any of the Inventory, (b) equipment, (c) fixtures, (d) contract rights, (e) chattel paper, (f) instruments, (g) goods, (h) documents, (i)
general intangibles, (j) deposit accounts, (k) investment property, (1) letter-of-credit rights, (m) supporting obligations, and (n) money, whether now owned or hereafter acquired.

1.3 PROCEEDS. All proceeds from the above-described Collateral, including, but not limited to, insurance proceeds payable by reason of loss or damage to any of the Inventory, equipment and fixtures, cash, goods, instruments, accounts, chattel paper, contract rights, and replacement Inventory.

2.     APPLICATION  FOR  CREDIT.

2.1 REQUEST. Debtor may request financing from Secured Party for the purchase of goods from any supplier, and, if Secured Party elects in its sole discretion, to make such financing available, it shall be made in such amounts and upon such conditions as Secured Party may determine. Debtor agrees that Secured Party may, at any time and without notice, elect not to finance Inventory if the supplier is in default of its obligations to Secured Party or Secured Party is otherwise reasonably insecure.


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2.2     EXECUTION  OF  DOCUMENTS.  As part of an application for such financing,
Debtor shall execute and deliver to Secured Party any and all additional writings that Secured Party deems necessary or desirable to accomplish the purposes of this Agreement including, but not limited to, Financing Statements and any amendments thereto.

2.3 GENERAL TERMS. Debtor and Secured Party agree that the financial terms of any advance by Secured Party hereunder, such as finance charge rates, other fees, maturities and curtailments, are not fully set forth because such terms depend, in part, upon supplier incentives or discounts, general economic conditions, governmental and quasi-governmental actions, Debtor's volume and outstanding indebtedness with Secured Party and other market factors. This Agreement provides the general term only of Secured Party's financing program with Debtor. Debtor shall be deemed to have accepted the specific terms of each financing transaction hereunder unless Debtor notifies Secured Party in writing of any objection within fifteen (15) days of receipt of Secured Party's confirmation. If Debtor timely objects to the terms of any extension of credit (other than the initial credit transaction which cannot be protested), and mutually agreeable terms cannot be negotiated, Debtor agrees to pay Secured Party for such Financing on the same terms and conditions as the immediately preceding extension of credit for like Inventory from the same supplier, to which Debtor has not objected. In this event, Debtor acknowledges that Secured Party may then elect to suspend or terminate this Agreement. Termination for this reason alone will not be deemed a default of this Agreement and prior extensions of credit shall not be accelerated, unless Debtor is, otherwise in default under this Agreement. Without limiting the generality of the remainder of this Section 2.3, the parties acknowledge that the interest rate applicable to all notes funded under this Agreement has been determined based upon a number of factors, including, without limitation, market conditions, usage of the available credit facility and credit quality of Debtor. Debtor expressly agrees that if Secured Party determines that any of these factors has changed, Secured Party may, in the exercise of its discretion, adjust the interest rate, either upwards or downwards, for all existing and future notes upon the delivery of written notice to Debtor. This interest rate adjustment shall be effective thirty (30) days subsequent to the date of such written notice.

2.4 CREDIT VERIFICATION. Debtor agrees Secured Party may verify any information provided by Debtor with Debtor's references, other third parties, and through credit reporting agencies, and Debtor agrees that Secured Party may provide to any third party any credit financial or other information on Debtor that Secured Party may possess.

2.5 OTHER INVENTORY CREDIT LINES. If Debtor's total Inventory credit lines with any lenders, including Secured Party, should exceed $25,000,000, Secured
                                                            -----------
Party may at its sole discretion terminate its credit line. Termination for this reason alone will not be deemed a default of this Agreement, and prior extensions of credit shall not be accelerated, unless Debtor is, otherwise in default under this Agreement.

3. SELECTION OF INVENTORY; DISCLAIMER OF WARRANTY. Debtor has selected both the Inventory and the supplier from whom Debtor acquired the Inventory and Debtor assumes all responsibility and risk for the existence, character, quality, condition and value of the Inventory. THIS IS AN AGREEMENT REGARDING THE EXTENSION OF CREDIT AND NOT THE PROVISION OF GOODS AND SERVICES. Debtor irrevocably waives any claims against Secured Party


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
with respect to the Inventory whether for breach of warranty or otherwise and shall not assert against Secured Party any claim or defense Debtor may have against any supplier of Inventory to Debtor. Any such claims shall not alter, diminish or otherwise impair Debtor's liabilities or obligations to Secured Party.

4. GRANT OF SECURITY INTEREST. Debtor grants to Secured Party a security interest in all Collateral of Debtor, whether presently owned or after-acquired. The security interest granted under this Agreement or under any other present or future agreement between Debtor and Secured Party or any of Secured Party's affiliates or subsidiaries, shall secure the payment and performance of all debts, liabilities and obligations of Debtor to Secured Party, its affiliates and subsidiaries, whether presently existing or hereafter arising or created. The security interest granted by Debtor will secure all present and future advances made under this Agreement. In granting the security interest, Debtor authorizes Secured Party to perfect its interest by filing a financing statement or by taking any other steps to perfect as authorized by law.

5. PAYMENT OF DEBTS DUE FROM SUPPLIERS. Debtor assigns to Secured Party and agrees to pay the amounts described in Paragraph 1.2 to Secured Party, as soon as the same are received, for application to Debtor's obligations hereunder. Debtor authorizes Secured Party to collect any such amounts directly from the manufacturer, supplier or distributor, and, upon request of Secured Party, to so instruct the manufacturer or distributor to make payments directly to Secured Party.

6. DOCUMENTS OF TITLE. Debtor shall promptly deliver to Secured Party any Certificate of Title, Certificate of Origin, or Manufacturer's Statement of Origin issued for each item of Inventory, or cause any manufacturer or supplier of Inventory or other third party which may hold such Certificate or Statement to deliver same to Secured Party. Secured Party shall have the right to hold such documents until such items of Inventory are sold and to have its lien or security interest noted thereon.

7. OBLIGATIONS OF DEBTOR. Debtor shall have the following obligations to Secured Party:

7.1 USE AND LOCATION. Debtor will only display and sell Inventory to buyers in the ordinary course of business. Debtor shall not use (except for incidental demonstration for sale), rent lease, transfer or dispose of Inventory except as provided herein, nor permit without the written consent of Secured Party, the Collateral to be subject to any lien encumbrance or security interest except that granted herein. All Inventory shall be located at the address(es) listed in Paragraph 20. Secured Party may examine the Inventory and Debtor's books and records regarding the Inventory, at any time.

7.2 DOCUMENTS. Debtor will execute all documents Secured Party requests to evidence a credit extension, and to perfect Secured Party's Inventory purchase money security interest, or otherwise assist Secured Party to obtain any necessary subordination agreements, waivers, releases, or amendments to this Agreement to ensure Secured Party has the first priority purchase money security interest in the Inventory.


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7.3     CONDITION.  Debtor  shall  keep  all Inventory in good order, repair and operating condition, and shall immediately notify Secured Party of any loss, theft or damage to the Inventory.

7.4 TAXES. Debtor shall pay immediately all taxes, expenses, assessments and charges that may now or hereafter be levied or assessed against the Collateral. If Debtor fails to pay such taxes, fees or charges, Secured Party may, but shall not be obligated to do so on Debtor's behalf and demand from Debtor repayment of all such amounts plus interest at the highest contract rate allowed by law.

7.5 PAYMENT. Debtor's payments are due upon receipt of its monthly billing statement. Payment of the Late Fee will not waive the default caused by the failure to make such payment. Debtor shall pay Secured Party promptly when due the amount of any extension of credit according to the terms of any floor plan note or any other writing evidencing such extension of credit, including, but not limited to, all accrued and unpaid interest, any required curtailments, maturities and additional charges and fees as required in any Addendum, Terms Schedule or other written supplement to this Agreement, all without regard to any manufacturer or distributor rebates, credits, holdbacks or discounts. Notwithstanding the foregoing, Debtor agrees to pay Secured Party the amount of any extension of credit on each item of inventory financed hereunder immediately upon the sale thereof or removal from the location listed in Paragraph 20 except for the purposes of incidental demonstration.

Secured Party may apply payments received from Debtor toward the payment of any obligations of Debtor in such order of application as Secured Party may determine. Secured Party may apply payments to finance charges first, then to principal, regardless of Debtor's instructions and it may apply payments to oldest (earliest) Inventory floor plan notes. All principal payments will be applied first to such Inventory that is sold, stolen, lost, damaged, rented, leased or otherwise missing. Any payment by the Debtor shall be deemed credited 3 Business Days after received by the Secured Party at the place for payment provided for in the Agreement, or, if paid to the Secured Party at any other place, 3 Business Days after deposited by the Secured Party.

If Secured Party determines that the aggregate outstanding credit owed by Debtor exceeds the aggregate wholesale invoice price of the Inventory in Debtor's possession, Debtor shall immediately upon demand pay Secured Party the difference between the two amounts. Acceptance by Secured Party of past due amounts shall not be construed as a waiver of default or an amendment to the terms of this Agreement. Any supplier or third party discount rebate, bonus, or credit paid to Secured Party will not reduce Debtor's obligations to Secured Party until such payment becomes Secured Party's cash.

7.6 FINANCE CHARGE CALCULATION. All payments are due upon Debtor's receipt of Secured Party's monthly or other billing statement. Debtor agrees to pay Secured Party finance charges on the outstanding principal indebtedness owing for each item of Inventory at the rate(s) provided in the Terms Schedule in effect on the applicable floor plan note (or other evidence of debt) created related to such Inventory, unless Debtor objects thereto as provided in Section
2.3. Finance charges at the stated rate shall be computed based on a 360 day year and calculated by multiplying the Daily Charge (defined below) by the actual number of days in the applicable billing period. Such finance charges shall accrue from the floor plan note date for the Inventory


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until  Secured Party receives the entire principal amount. The "Daily Charge" is the product of the Dai Rate (defined below) multiplied by the Average Daily Balance (defined below). The "Daily Rate" is the quotient of the annual rate provided in the Terms Schedule divided by 360. The "Average Daily Balance" is the quotient of (i) the sum of the outstanding principal debit owed Secured Party on each day of a billing period for each item of Collateral, divided by
(ii)  the  actual  number  of  days  in  such  billing  period.

Whenever used in this agreement, in any other document referring to this agreement, or in the Terms Schedule, the term "Prime Rate" shall mean the higher of: 1) The prevailing domestic "Prime Rate" as published in the Wall Street
Journal in its "Money Rates" column on a daily basis or 2) The Minimum Prime Rate as defined in the Terms Schedule. In the event that the "Prime Rate" as published in the Wall Street Journal ceases to exist or the Wall Street Journal ceases publishing a "Prime Rate", the Secured Party will substitute a comparable index which is outside the control of the Secured Party. In the event of an error by the Wall Street Journal, the "Prime Rate" will be based upon the "Prime Rate" as corrected.

Notwithstanding the above, Debtor acknowledges that Secured Party intends to strictly comply with all applicable usury laws governing this Agreement. Should such law other than Tennessee apply and the usury rate be less than that billed, any excess finance charges paid shall be deemed payment on the unpaid principal on the applicable floor plan note. If an overpayment of principal results, it may be applied to principal on any other floor plan note, and if none, refunded to Debtor.

7.7 ADDITIONAL CHARGES. If Secured Party does not receive by the 25th day of the month payment of all amounts listed on the monthly billing statement (including principal, interest, curtailment and administrative charges), Debtor will to the maximum extent permitted by applicable law, pay Secured Party a late fee in the amount equal to the greater of $5.00 or 5% of the amount of such delinquent payments (the "Late Fee"). To the extent permitted by applicable law, Debtor agrees to pay Secured Party $100 for each check returned unpaid for insufficient funds to cover administrative costs.

Debtor further agrees to pay the Secured Party, promptly as billed, the service charge with respect to each unit of Inventory as specified, in the Terms Schedule attached to this agreement. These charges are intended as an administrative fee to defray the costs and expenses of managing the financing and/or monitoring and inspecting of the Inventory.

7.8 ESTABLISHMENT OF DIRECT PAY RELATIONSHIP. It is the responsibility of the Debtor to (i) notify the Secured Party of the proposed sale of any Collateral prior to such Collateral physically leaving the Debtor's applicable sales location, and (ii) establish a contractual direct pay relationship between the Secured Party and the applicable lender, or the purchaser of the Collateral in the event that a lender is not involved in the transaction (i.e., purchase for cash). If the debtor cannot complete both of these tasks then the Collateral becomes immediately due and payable without notice or demand. Failure to comply with these requirements will be treated as an Event of Default under paragraph 11 of the Inventory Security Agreement and Power of Attorney. Furthermore, this default will subject the Debtor to all Remedies as listed in paragraph


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12  of  the Inventory Security Agreement and Power of Attorney or those provided by  applicable  law.

8. INSURANCE. Debtor shall keep the Inventory insured with an insurance company acceptable to Secured Party for full value against all insurable risks, including flood, with Secured Party as the loss payee, and will notify Secured Party in writing ten (10) days before changing or canceling such insurance. Debtor shall provide Secured Party with written evidence of such coverage and loss payee and lender's clauses. If Debtor should fail to obtain such insurance, Secured Party may obtain coverage, but shall not be obligated to do so on Debtor's behalf Secured Party can demand from Debtor repayment for all expenditures together with interest at the highest contract rate allowed by law.

9. DEBTOR'S RECORDS AND FINANCIAL INFORMATION. Debtor shall keep accurate and complete records of the Collateral that may be examined and copied by Secured Party upon request. Debtor agrees to provide, within 90 days of the end of Debtor's fiscal year, Financial Statements and shall provide management prepared financial Statements within 45 days of the end of each fiscal quarter of Debtor. For the purposes of this Section 9, Financial Statements shall include, without limitation, reasonably detailed balance sheets and reasonably detailed income statements, all prepared in accordance with generally accepted accounting principles, consistently applied. Debtor grants Secured Party an irrevocable license and right to occupy Dealer's business locations during normal business hours without notice to verify the Inventory, examine Debtor's books and records relating to the Inventory and Collateral, and to verify Debtor's compliance with this Agreement. Debtor shall give Secured Party at least 45 days prior written notice of any change in Debtor's identity, name, location, form of business organization, ownership, and additional business locations.

10. POWER OF ATTORNEY. Debtor hereby grants a Power of Attorney to Secured Party (which may be exercised by any agents or employees of Secured Party) under which Secured Party may execute, on behalf of Debtor, any trust receipts, floor plan notes, chattel paper, financing statements and amendments thereto, or other writing in connection with this Agreement as attorney-in-fact for Debtor. Debtor hereby directs Secured Party to sign all floor plan notes on Debtor's behalf. Secured Party agrees to furnish Debtor a copy of such notes upon written request of Debtor. Debtor shall call any errors in such floor plan notes to. Secured Party's attention within fifteen (15) days of Debtor's receipt of such note or receipt of Debtor's monthly statement. Secured Party will sign a corrected note in replacement of any incorrect note. Under this Power of Attorney, Secured Party is authorized to execute any such writings manually or by affixing a mechanical facsimile or printed signature. Upon Debtor's request, Secured, Party will furnish Debtor with a copy of each writing executed under the Power of Attorney.

11. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute a default by Debtor under this Agreement:

11.1 FAILURE TO PAY. Any failure by Debtor to pay any portion of its debts to Secured Party, when due and payable hereunder.


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11.2     BREACH.  Any  breach  or failure of Debtor to observe or perform any of its other terms, obligations, representations, warranties, covenants or undertakings hereunder.

11.3 MISREPRESENTATION. Any misrepresentation by Debtor to Secured Party in connection with the business and financial condition or organizational structure of Debtor or any misrepresentation relating to the Collateral.

11.4 DEATH OR DISSOLUTION. Death or dissolution of Debtor or of any guarantor or surety for Debtor's obligations hereunder.

11.5 TERMINATION OF GUARANTY. The termination by any guarantor or surety of a guaranty or suretyship with respect to Debtor.

11.6 INSOLVENCY PROCEEDINGS. Debtor or any guarantor or surety (a) makes an assignment for the benefit of creditors; (b) files or has filed against it a petition in bankruptcy or for the appointment of a receiver.

11.7 JUDGMENTS/ATTACHMENT. Any other creditor, customer or tax authority obtains a judgment or lien against Debtor or any guarantor, or any attachment, sale or seizure issues or is executed against any assets of Debtor or any guarantor.

11.8 COLLATERAL IMPAIRMENT/SALE OUT OF TRUST. Any material reduction in the value of the Collateral or any act of Debtor which imperils the prospect of full performance or satisfaction of Debtor's obligations hereunder, any sale, lease, rental, or other transfer of any Inventory by Debtor without informing Secured Party and promptly paying off the applicable floor plan note and any other charges.

11.9 FRAUDULENT ACTS. Debtor has concealed, removed, transferred or permitted to be concealed, removed or transferred, any part of its assets, so as to hinder, delay or defraud any of its creditors or in such manner as would be fraudulent under any bankruptcy, insolvency, fraudulent conveyance or similar law.

11.10 LOSS OF RIGHT TO SELL. Debtor has voluntarily or involuntarily given up or lost any franchise, permission, license or right to sell or deal in any product line of Inventory that represents a significant portion of Debtor's sales volume.

11.11 INSECURITY. Secured Party shall, in good faith, deem itself insecure with respect to ally of the Collateral or repayment of any of the amounts described herein.

11.12 OTHER AGREEMENT WITH SECURED PARTY. If Secured Party has Retail Financing Agreement(s) with Debtor, a default on one agreement may, at Secured Party's option, constitute a default on the other agreement(s). Any monies due Debtor by Secured Party, under any agreement(s) may be applied to other defaults at the Secured Party's discretion.

12.     REMEDIES.  In  the  event  of  a  default,  as  defined in Paragraph 11:


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12.1     ACCELERATION.  Secured  Party  shall  have,  in addition to any and all rights under the Uniform Commercial Code, the option to terminate this Agreement immediately and to declare any and all indebtedness or liabilities of Debtor to Secured Party immediately due and payable without notice or demand.

12.2 DEFAULT FINANCE CHARGE. Secured Party may impose a default finance charge to all of Debtor's outstanding principal indebtedness equal to that default rate, if any, specified in the Terms Schedule, or, if there is none specified, at the lesser of 16% per annum on each outstanding floor plan note, or the highest lawful contract rate of interest permitted under applicable law.

12.3 ASSEMBLY OF COLLATERAL. Debtor shall, if Secured Party so requests, assemble the Inventory and deliver it to Secured Party, in good order and repair at Debtor's expense, at a place designated by Secured Party.

12.4 REPOSSESSION AND SALE. Secured Party shall also have the right to take immediate and exclusive possession of all Collateral or any part thereof, wherever it may be found, and also may enter any of the premises of Debtor with or without process of law, without force, wherever the said Collateral may be or supposed to be and take possession of, and remove, sell, and dispose of, said Collateral, or any part thereof, at public auction or private sale. Secured
Party reserves the right to bid and become the purchaser at any such sale. Debtor acknowledges that a manufacturer's repurchase agreement may exist, as to the Collateral, and Debtor hereby agrees, that, without limiting other methods of disposition, disposition of the Collateral pursuant to such an agreement is a commercially reasonable foreclosure sale under the Uniform Commercial Code. Debtor hereby specifically waives any right to judicial proceedings prior to Secured Party's exercise of this right of "self-help" repossession.

12.5 COMMERCIAL SALE. Dealer agrees that Secured Party may, at its option, either (i) conduct a private sale of any or all of the Collateral, (ii) liquidate the Collateral to any supplier of Inventory or (iii) liquidate the Collateral at a public sale. Without limiting the methodology of disposing of the Collateral and without excluding other methods of conducting a private sale, Debtor agrees that a private sale is a commercially reasonable sale under the Uniform Commercial Code if Secured Party requests bids from at least three (3) dealers, distributors or suppliers of Inventory of that type and any sale occurs in whole or in parcels within 180 days after Secured. Party obtained possession and authority (if needed) to sell the Inventory and the sale is made to the highest bidder making a written cash offer. Debtor agrees that any resale of Inventory to the supplier of inventory (commonly called a Manufacturer's
Repurchase) under any agreement between the supplier and Secured Party is a commercially reasonable private sale of inventory under the Uniform Commercial Code and no requests for bids shall be required.

12.6 COSTS AND EXPENSES. Debtor shall pay all costs incurred by Secured Party in the collection of any indebtedness or liabilities owed Secured Party by Debtor and the enforcement of any obligations of Debtor to Secured Party, including the costs of repossession, reasonable attorneys fees and other legal expenses, and reasonable costs of maintenance, possession and sale of the Collateral.

12.7 NOTICE. Any notification of collateral disposition shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to Debtor.

12.8 APPLICATION OF PROCEEDS. Any proceeds of the Collateral may be applied by Secured Party to the payment of the reasonable expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorney's fees and legal expenses, and any balance of such proceeds may be applied by Secured Party toward the satisfaction of Debtor's indebtedness or liabilities in such order of application as Secured Party may in its sole discretion determine. Any surplus shall be paid to Debtor, and Debtor agrees to pay any deficiency immediately upon demand.

12.9 PREPAYMENT PENALTY. If Debtor elects to liquidate inventory advanced upon by Secured Party in an amount exceeding 50% of the outstanding inventory balance at any one time in a manner other than the ordinary course of business, Secured Party may, at its sole discretion, apply a prepayment penalty of up to 5% of the outstanding inventory balance.

12.10 ACCESS TO PREMISES. Debtor grants Secured Party an irrevocable license and right to occupy Dealer's business locations twenty-four (24) hours a day, seven (7) days a week. Secured Party may at its sole discretion prohibit the removal of any Collateral from the premises without payment in full.

13. PRIOR ACTS NOT A WAIVER. Secured Party shall have the right at all times to enforce the terms and provisions of this Agreement in strict accordance with the terms thereof, notwithstanding the prior failure of Secured Party to take such action.

14. ASSIGNMENT. Secured Party may assign this Agreement but Debtor may not assign this Agreement without the prior written consent of Secured Party.

15. AMENDMENT. This Agreement and the Terms Schedule attached hereto may not be amended except through a written instrument. Debtor agrees that Secured Party may notify Debtor of amendments to this Agreement. These amendments shall apply to any transactions financed by Secured Party after the date of the amendment without the execution of the amendment by Debtor, but such amendments shall not apply to transactions financed by Secured Party prior to the date of such amendment without Debtor executing and delivering such amendment. Debtor agrees that in addition to the remedies described in Section 12, upon the occurrence of an Event of Default, Secured Party shall have the right to adjust the interest rate for all transactions, including those entered into prior to the date of the adjustment. If Debtor previously signed any Inventory Security Agreement regarding the Collateral with Secured Party, this Agreement will amend and supplement such prior agreement. If this Agreement conflicts with the terms of any prior agreement, the terms of this Agreement shall govern.

16. CHOICE OF LAW. This Agreement is deemed to have been entered into and to be performed at Secured Party's office in Knoxville, Tennessee. The validity, enforceability and interpretation of this Agreement and any promissory notes taken, charges made and sums paid in connection herewith shall be governed by the laws of the State of Tennessee. If any provision of this Agreement or its application is deemed invalid or unenforceable, the remainder of this Agreement will not be affected and will remain binding and enforceable.

17. TERMINATION. Either Secured Party or Debtor may terminate this Agreement by sending thirty (30) days written notice by certified mail to the other, but termination of this Agreement does not end Debtor's obligations to Secured Party for those obligations which accrued prior to the effective date of the termination; provided, however, no notice of termination to Debtor win be required if Debtor is in default of this Agreement.

18. BINDING ARBITRATION. Except for any action to recover, repossess or replevin any collateral hereunder, and any action to recover any deficiency due Secured Party following the disposition of such collateral, all actions, disputes, claims and controversies under common law, statutory law or equity of any type or nature whatsoever (including, without limitation, all tort, all contract actions, whether regarding express terms or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act, whether arising before or after the date of this Agreement and whether directly or indirectly relating to: (a) this Agreement or any amendments and addendum hereto, or the breach, invalidity or termination hereof, (b) any previous or subsequent agreement between Secured Party and Debtor; or (c) any other relationship, transaction or dealing between Secured Party and Debtor (collectively the "Disputes"), will be subject to and resolved by binding arbitration, to the extent permitted by applicable law.

18.1 Any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof, shall be determined by arbitration in the Division of the Federal Judicial District of Secured Party's office in accordance with the provisions of this Section 18 and the Commercial Arbitration Rules ("Rules") of the American Arbitration Association ("AAA") in effect on the date of this Agreement by a single arbitrator who (i) has the qualifications and experience set forth in paragraph 18.2 of this Section 18 and (ii) is selected as provided in paragraph 18.3 of this Section 18; provided, however, that if the dispute involves more than $l million, three arbitrators having such qualifications and experience shall be appointed, each of whom shall be selected in the same manner as set forth herein for the selection of a single arbitrator. The arbitrator(s) shall base their award on this Agreement and applicable law and judicial precedent and shall accompany their award with a written explanation of the reasons for their award. The arbitration shall be governed by the substantive laws of the State of Tennessee applicable to contracts made and to be performed therein and by the arbitration laws of the United States (Title 9, U.S. Code), and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

18.2 Every person nominated or recommended to serve as an arbitrator hereunder shall be a professional who has had experience as an arbitrator and at least 15 years experience specializing in manufactured housing, with expertise in interpreting contracts, retail financing and Inventory financing.

18.3 The arbitrator shall be selected as provided in this Section 18 and otherwise in accordance with the AAA's Commercial Arbitration Rules in effect on the date of this Agreement, except that each party shall be entitled to strike on a peremptory basis any or all of the names of potential arbitrators on the list submitted to the parties by the AAA as being qualified in accordance with the criteria set forth in paragraph 18.2 hereof. In the event the parties cannot agree on a mutually acceptable arbitrator from the list submitted by the AAA, the Regional Vice-President of the AAA, under supervision of the AAA's national department of case administration, shall submit to both panics a second list containing the name of three lawyers meeting the foregoing qualifications, each of whom shall be a member of the AAA's Commercial Finance Disputes Arbitration Panel, and each party shall be entitled to strike one of such names on a peremptory basis, indicating its order of preference with respect to the remaining names, and the selection of the arbitrator shall be made by such Regional Vice-President from among such name(s) which have not been so stricken by either party in accordance with their designated order of mutual preference.

18.4 Each party will, upon the written request of the other party, provide the other with copies of documents relevant to the issues raised by any claim or counterclaim. Other discovery may be ordered by the arbitrator. Any dispute regarding discovery, including disputes as to the need therefore or the relevance or scope thereof, shall be determined by the arbitrator, which determination shall be conclusive. All expenses and fees of the arbitrator and expenses for hearing facilities, stenographers and other expenses or the arbitration shall be borne equally by both parties unless they agree otherwise, or unless; the arbitrator in the award assesses such expenses against one of the parties other than equally. Each party shall bear its own counsel fees and the expenses of its witnesses except to the extent otherwise provided in the Agreement. Any attorney who serves as an arbitrator shall be required to agree to do so for a fee based on his or her current hourly rate for handling commercial matters. The arbitration proceedings conducted pursuant hereto shall be confidential. Neither party shall disclose any information about the evidence adduced by the other in the arbitration proceedings or about documents produced by the other in connection with the proceeding except in the course of a judicial, regulatory or arbitration proceeding or as may be requested by governmental authority. Before making any disclosure permitted by the preceding sentence, the party intending to make such disclosure shall give the other party reasonable written notice of the intended disclosure and afford the other party opportunity to protect its interests. The arbitrator(s) expert witnesses and stenographic reporters shall sign appropriate nondisclosure agreements in order to effectuate this agreement of the parties as to confidentiality. The arbitrator(s) shall set forth their findings of fact and conclusions of law and shall render an award based thereon. Upon application to the court for an order confirming modifying or vacating the award, the court shall have the power to review, (a) whether the findings of fact rendered by the arbitrator(s) are supported by substantial evidence and (b) whether, as a matter of law based on such findings of fact, the award should be affirmed, modified or vacated. Upon such determination, judgment shall be entered in favor of either party consistent herewith.

18.5 Nothing herein will be construed to prevent Secured Party's or Debtor's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation or any other prejudgment or provisional action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive Secured Party's or Debtor's right to compel arbitration of any Dispute. If either Secured Party or Debtor brings any other action for judicial relief with respect to any Dispute, the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration.

18.6 Any arbitration proceeding must be instituted (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within one (1) year after the date the last payment was received by the instituting party, and (b) with respect to any other Dispute, within one (1) year alter the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident.
Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding with respect to such Dispute. Except as otherwise stated herein, all notices, arbitration claims, responses, requests and documents will be sufficiently given or served if mailed or delivered (i) to Debtor's principal place of business specified herein; and (ii) to Secured Party, 500 Alcoa Trail, Maryville, Tennessee 37804, Attention: President, or such other address as the parties may specify from time to time in writing. No arbitration. hereunder will include, by consolidation, joinder or otherwise, any third party other than a guarantor of the indebtedness, unless such third party agrees to arbitrate pursuant to the arbitration provisions contained herein and the Rules.

19. If Section 18 of this Agreement or its application is invalid or unenforceable, any legal proceeding with respect to any Dispute will be tried in a court of competent jurisdiction by a judge without a jury. Debtor and Secured Party waive any right to a jury trial in any such proceeding, to the extent permitted by applicable law.

THIS CONTRACT CONTAINS BINDING ARBITRATION AND JURY WAIVER PROVISIONS.

20.     LOCATION.  Debtor  Business  and  Storage  Addresses:

          Listing  as  provided  by  debtor
          ---------------------------------


       To  include  any  and  all  locations.

    SECURED  PARTY  BUSINESS  ADDRESS:
    21st  MORTGAGE  CORPORATION
    Attention:  President
    620  Market  Street,  Suite  100
    Knoxville,  Tennessee  37902

21. NOTIFICATION. The Parties will be deemed to have received notification if delivered by certified mail to the address indicated in Section 20.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their proper officers/agents as of the 23rd day of February 2004.
                                       ----        --------------

                              Nationwide  Housing  Systems,  L.P.
                              _______________________________________
                                        (Debtor)


                              HSTR  GENERAL  HOLDINGS,  INC.

ATTEST:       ___________     BY:____________________________________
(or Witness)  (Secretary
              or Witness)     PRINT NAME:___________________________

(Corporate Seal, if           TITLE__________________________________
applicable)


                              BY:____________________________________

                              PRINT NAME:____________________________

                              TITLE:_________________________________

ACCEPTED:      21st MORTGAGE CORPORATION
               (Secured Party)

               BY:_________________________

               PRINT NAME:_________________

               TITLE:______________________

                                 TERMS SCHEDULE

                          INVENTORY SECURITY AGREEMENT
                              AND POWER OF ATTORNEY

This Terms Schedule is incorporated into and made part of a certain inventory Security Agreement and Power of Attorney between 21st Mortgage Corporation ("Secured Party") and Nationwide Housing Systems, LP ("Debtor") dated February 23, 2004. The below listed terms have been established for financing your inventory.

Interest charges are computed as provided in your Inventory Security Agreement and Power of Attorney in which these terms are incorporated by reference. Prime Rate will be the higher of: 1.) The "PRIME RATE" quoted by the Wall Street Journal, on the first business day of the month for which the billing is issued or 2.) The Minimum Prime Rate of 6.00%. ALL CHARGES ARE DUE UPON RECEIPT OF THE
                                         ---------------------------------------
BILLING  STATEMENT  AND  ARE  PAST  DUE  ON  THE  25TH  DAY  OF  THE  MONTH.
----------------------------------------------------------------------------

Any notice of program or Terms Schedule changes will be given as provided in the inventory Security Agreement and Power of Attorney.

CREDIT  LIMIT:     Up to $ 15,000,000 in Advances and Approvals at any one time.
                   Any and all Advances and Approvals are at Secured Party's sole discretion.

ADVANCE: NEW INVENTORY        50% of manufacturer invoice plus freight.

         PRE-OWNED INVENTORY  Up to 60% of NADA adjusted  wholesale  value  (not inspected) or 70% of NADA adjusted wholesale value (inspected).

THE INTEREST RATE
IS AS FOLLOWS:     BILLING PERIOD (MONTH)     PRICING
                   -------------------------  -------

                                              NEW INVENTORY          PRE-OWNED INVENTORY

                   0-1094 days (0-36 Months)  Prime Rate plus 1.00%  Prime Rate plus 1.00%
                   1095 days                  DUE IN FULL            DUE IN FULL

FLAT CHARGES:  Debtor agrees to pay a monthly service charge of $10.00 for  each unit of Inventory. These charges will be known as Documentation, Handling and Inspection ("DHI") Fees.

CURTAILMENTS:  Subject to Secured Party's right to demand payment in full at any time, Debtor hereby agrees to pay Curtailments to Secured Party in accordance with the following payment schedule:

                   BILLING PERIOD (MONTH)        % OF ORIGINAL INVOICE PRICE PER MONTH
                   ----------------------        -------------------------------------

                                                 NEW INVENTORY          PRE-OWNED INVENTORY

                   0-730 days (0-24 Months)      0%                     0%
                   731 days                      20%                    20%
                   732-1094 days (25-36 Months)  0%                     0%
                   1095 days                     DUE IN FULL            DUE IN FULL

PLACE OF PAYMENT:   Debtor  shall send all payments to 21st Mortgage Corporation at  Post  Office  Box  220,  Knoxville,  TN  37901

THIS SCHEDULE SHALL NOT BECOME A CONTRACT UNTIL SIGNED BY DEBTOR AND ACCEPTED BY SECURED PARTY. DEBTOR WAIVES NOTICE OF SUCH ACCEPTANCE.

        NATIONWIDE  HOUSING                           21ST  MORTGAGE
           SYSTEMS  LP                                  CORPORATION
        -------------------               ----------------------------------

BY: HSTR General Holdings Inc.

BY:_______________________________        BY:________________________________

PRINT NAME:_______________________        PRINT NAME:________________________

TITLE:____________________________        TITLE:_____________________________

DATE:_____________________________        DATE:______________________________


BY:_______________________________

PRINT NAME:_______________________

TITLE:____________________________

DATE:_____________________________

                                    GUARANTY

TO:  21st  Mortgage,  Inc.
     620  Market  St.,  Suite  100
     Knoxville,  TN  37902

In  consideration  of  your  extension of credit to Nationwide Housing S3Lstems,
                                                    ----------------------------
LP its successors  and  assigns (hereinafter called "principal debtor"), whether
--
now outstanding or made in the future, for the financing of goods, wares, merchandise and services, the undersigned guarantor hereby unconditionally guarantees payment of whatever sums said principal debtor shall at any time owe you or any company affiliated with you, whether heretofore or hereafter incurred, including interest, finance charges or service charges thereon, and including reasonable attorneys' fees and all court costs incurred in collecting each sums; and you shall be under no obligation of due diligence to enforce any claims against the principal debtor or of otherwise exhausting any of your remedies against the principal debtor, any other obligor or any other guarantor, or of enforcing any rights against any collateral for said indebtedness prior to enforcing payment hereunder by the undersigned guarantor.

This guaranty is to take effect without notice of its acceptance, which notice is hereby waived, and is to be continuing guaranty in full force and effect until the effective date of a written notice of revocation delivered to you either personally or by Registered or Certified mail. It is understood and agreed that the effective date of any revocation shall be 90 days after your receipt of such notice, and that such relocation shall not discharge the obligation of the undersigned guarantor with respect to indebtedness incurred by the principal debtor prior to said effective date of revocation.

You are hereby authorized to change the time and manner of payment of any indebtedness of said principal debtor; to take and make changes in notes, security or other obligations therefore to add or release additional guarantors; to obtain or release additional guaranties; to take such action as you deem advisable for the enforcement, collection, or compromising of any such indebtedness or any part thereof or enforcing any security interest therefore; and to grant renewals or extensions of the time of payment of any such indebtedness, all without notifying or obtaining the consent of the undersigned guarantor or in anyway affecting the consent of the undersigned guarantor under this guaranty.

Protest and demand upon the principal debtor, notice to the undersigned guarantor of defaults of the principal debtor, notice to the undersigned guarantor of your extension of credit from time to time to the principal debtor, and notice of the sale of any collateral, ire all hereby waived.

The undersigned guarantor hereby consents and agrees that your books and records showing the account, obligations, and indebtedness of the principal debtor shall be admissible in evidence and shall be binding upon the undersigned guarantor for the purpose of establishing the items therein set for them and shall constitute prima facie proof thereof. The undersigned guarantor hereby also agrees to provide full and complete personal financial information at such times as the Company may request.

The undersigned guarantor hereby subordinates any sums now or hereafter due to any or all of them from the principal debtor to the payment of any sums now or hereafter due you from the principal debtor. The undersigned guarantor further assigns to you sums due or to become due to any or all of them from the principal debtor to the extent of the aggregate obligations of the undersigned guarantor to you, and agrees to execute any further instruments necessary to evidence such assignment.

This guaranty shall inure to the benefit of your successors and assigns and shall be binding upon the personal representatives, administrators, trustees, executors, heirs, legatees, successors and assigns of the undersigned guarantor.

The foregoing constitutes the complete guaranty agreement, there being no other representations or warranties made, and such guaranty cannot be altered, changed or amended in any way except by an instrument in writing signed by your duly authorized officer.

The undersigned agrees that if a dispute between you and the principal debtor is being arbitrated, the responsibility of Guarantor will be included in the same arbitration, subject to the same rules and procedures governing the arbitration between you and the principal debtor.

BY AFFIXING SIGNATURE HERETO, THIS CERTIFIES THAT THE UNDERSIGNED HAS THIS GUARANTY AGREEMENT IN ITS ENTIRETY AND EXECUTES IT FOR THE CONSIDERATION THEREIN EXPRESSED.

Dated at Houston, Texas
this 21st day of April, 2004.

                 Witness:                        Guarantor:

Signature ____________________     Company Name: American Homestar Corporation
                                                 -----------------------------

Print name ___________________     Signature____________________________________

Address: _____________________     Title________________________________________
______________________________          ________________________________________